    As filed with the Securities and Exchange Commission on October 2, 2000
                                            Registration No. 333-
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                      TERAYON COMMUNICATION SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

       Delaware                                          77-0328533
(State of Incorporation)                     (I.R.S. Employer Identification No.

                               -----------------

                             2952 Bunker Hill Lane
                            Santa Clara, CA 95054
                   (Address of principal executive offices)

                               -----------------

                          1997 Equity Incentive Plan
                    1999 Non-Officer Equity Incentive Plan
                           (Full title of the plans)


                                Dr. Zaki Rakib
                            Chief Executive Officer
                      Terayon Communication Systems, Inc.
                             2952 Bunker Hill Lane
                            Santa Clara, CA 95054
                                (408) 727-4400
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               -----------------

                                  Copies to:
                                Karyn S. Tucker
                               Angelique Tremble
                                Rachel Halpren
                              Cooley Godward LLP
                              One Maritime Plaza
                                 20/th/ Floor
                         San Francisco, CA 94111-3580
                                (415) 693-2000

                              Cooley Godward LLP
                               -----------------

                        CALCULATION OF REGISTRATION FEE


================================================================================================================================
 Title of Securities to        Amount to be          Proposed Maximum              Proposed Maximum            Amount of
     be Registered              Registered       Offering Price Per Share      Aggregate Offering Price     Registration Fee
--------------------------------------------------------------------------------------------------------------------------------
Shares of Common Stock,          1,223,968               $38.5802                     $ 47,220,930              $12,466.33
par value $.001 per
share, subject to
outstanding options
granted under the 1997
Equity Incentive Plan
================================================================================================================================
Shares of Common Stock,          3,000,000               $41.3947                     $124,184,100              $32,784.60
par value $.001 per
share, subject to
outstanding options
granted under the 1999
Non-Officer Equity
Incentive Plan
================================================================================================================================
Totals                           4,223,968                                            $171,405,030              $45,250.93
================================================================================================================================

                   INCORPORATION BY REFERENCE OF CONTENTS OF
      REGISTRATION STATEMENTS ON FORM S-8 NO. 333-66139 AND NO. 333-93779

     The contents of Registration Statements on Form S-8 No. 333-66139 and No. 333-93779 filed with the Securities and Exchange Commission respectively on October 26, 1998 and December 29, 1999, are incorporated by reference herein.

                                   EXHIBITS

Exhibit
Number
  5.1     Opinion of Cooley Godward LLP

 23.1     Consent of Ernst & Young LLP, Independent Auditors

 23.2     Consent of PricewaterhouseCoopers LLP, Independent Accountants

 23.3     Consent of Kost Forer & Gabbay (a member of Ernst & Young
          International), Independent Auditors

 23.4     Consent of Kost Forer & Gabbay (a member of Ernst & Young
          International), Independent Auditors

 23.5     Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
          Registration Statement

                                      2.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California on October 2,
2000.

                                    TERAYON COMMUNICATION SYSTEMS, INC.

                                    By:/s/ Zaki Rakib
                                       ------------------------------------
                                                  Dr. Zaki Rakib
                                               Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                       Title                                        Date
---------                                       -----                                        ----
/s/ Zaki Rakib                                  Chief Executive Officer and Director         October 2, 2000
-------------------------------------
     Dr. Zaki Rakib                             (Principal Executive Officer)

          *                                     Chief Financial Officer (Principal           October 2, 2000
-------------------------------------
     Ray M. Fritz                               Financial and Accounting Officer)

          *                                     Chairman of the Board of Directors           October 2, 2000
-------------------------------------
     Shlomo Rakib

          *                                     Director                                     October 2, 2000
-------------------------------------
     Michael D'Avella

          *                                     Director                                     October 2, 2000
-------------------------------------
     Alek Krstajic

          *                                     Director                                     October 2, 2000
-------------------------------------
     Christopher J. Schaepe
          *                                     Director                                     October 2, 2000
-------------------------------------
     Lewis Solomon

          *                                     Director                                     October 2, 2000
-------------------------------------
     Mark A. Stevens

                                      3.

Signature                                       Title                                        Date
---------                                       -----                                        ----

*By: /s/ Zaki Rakib
    -------------------------------------
            Dr. Zaki Rakib
            Attorney-in-Fact

                                      4.

                                 EXHIBIT INDEX

  Exhibit
   Number                            Description
     5.1       Opinion of Cooley Godward LLP

     23.1      Consent of Ernst & Young LLP

     23.2      Consent of PricewaterhouseCoopers LLP, Independent Accountants

     23.3      Consent of Kost Forer & Gabbay (a member of Ernst & Young
               International), Independent Auditors

     23.4      Consent of Kost Forer & Gabbay (a member of Ernst & Young
               International), Independent Auditors

     23.5      Consent of Cooley Godward LLP is contained in Exhibit 5.1 to this
               Registration Statement

                                      5.